UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                CELLMETRIX, INC.
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             (Exact name of registrant as specified in its charter)

          NEW YORK                                              13-3690261
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(State of other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)


                1800 Walt Whitman Road, Melville, New York 11747
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (631) 752-3550

     ITEM 5. Other Events.

     On September 29, 2000, all of the directors and the acting Secretary of CellMetrix, Inc. (the "Company"), except for Mr. Michael Strauss, resigned as directors and Secretary of the Company, respectively. Mr. Strauss resigned as President and Chief Executive Officer of the Company, but continued as Chairman of the Board of Directors until October 20, 2000. On October 20, 2000, Mr. Strauss resigned as Chairman of the Board, but will remain as a director and will provide consulting services to the Company. Simultaneously with Mr. Strauss' resignation, Mr. Michael E. Recca was appointed as Chairman of the Board of Directors to wind up the affairs of the Company.

     The Company anticipates that it will be closing its corporate headquarters shortly.


     ITEM 7. Exhibits.

     The following exhibits are hereby filed with this Form 8-K: None.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CELLMETRIX, INC.


                                        By:/s/ Michael Strauss
                                           -------------------------------------
                                           MICHAEL STRAUSS
                                           Director

Date: October 25, 2000